UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2014

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

As described below, on February 28, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Amarin Corporation plc (the “Company”) approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent auditors for the fiscal year ending December 31, 2014. The Company will submit the selection of EY for approval by the Company’s shareholders at its Annual General Meeting later this year.

Also on February 28, 2014, the Company notified Deloitte & Touche LLP (“Deloitte”) of its decision. The reports of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2012 and December 31, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2013 and any subsequent interim period preceding March 6, 2014, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its report on the consolidated financial statements for such years.

Deloitte has provided the Company with a copy of Deloitte’s letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of Deloitte’s letter is filed as Exhibit 16.1 and incorporated in this Item 4.01 by reference.

(b) New Independent Registered Public Accounting Firm

On February 28, 2014 the Company approved the engagement of EY as the Company’s independent auditors for the fiscal year ending December 31, 2014. The Company will submit the selection of EY for approval by the Company’s shareholders at its Annual General Meeting later this year. The Company has not consulted with EY during the two fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through February 28, 2014, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated March 6, 2014.

*    *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2014	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated March 6, 2014.